UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. ( )

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ADVANCED SERIES TRUST
(Name of Registrant As Specified In Its Charter)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: http://www.prudential.com/_________

ADVANCED SERIES TRUST

AST Schroders Global Tactical Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

July _____, 2012

To the Shareholders:

On December 6, 2011, at a quarterly meeting of the Board of Trustees of the Advanced Series Trust (“AST” or the “Trust”), the Trustees considered and approved the termination of the subadvisory arrangements with CLS Investments LLC (“CLS”), and the addition of Schroder Investment Management North America Inc. (“SIMNA Inc.”) and Schroder Investment Management North America Ltd. (“SIMNA Ltd.”) as subadvisers (collectively, “Schroders”) for the AST Schroders Global Tactical Portfolio (the “Portfolio” or “Repositioned Portfolio”), formerly known as the AST CLS Growth Asset Allocation Portfolio (the “CLS Portfolio”).

Effective April 30, 2012, AST Investment Services, Inc. (“ASTIS”) and Prudential Investments LLC (“PI”), as the investment managers (collectively, the “Co-Managers”) of AST, have: (i) entered into a new subadvisory agreement with Schroders relating to the Portfolio; and (ii) terminated the subadvisory agreement with CLS relating to the Portfolio.

This information statement describes the circumstances surrounding the Trustees' approval of the new subadvisory agreement and provides you with an overview of its terms. PI and ASTIS will continue as AST’s investment managers. This information statement does not require any action on your part. It is provided to inform you about Schroders’ replacement of CLS as subadviser for the Portfolio.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT
The Information Statement is available at: http://www.prudential.com/_________

ADVANCED SERIES TRUST

AST Schroders Global Tactical Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

July _____, 2012

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Schroders Global Tactical Portfolio (the “Repositioned Portfolio”), a series of Advanced Series Trust (“AST” or the “Trust”), pursuant to the terms of an order (the “Manager of Managers Order”) issued to the Trust by the Securities and Exchange Commission (the “SEC”). The Manager of Managers Order permits the Trust's investment managers to hire new subadvisers that are not affiliated with the investment managers, to terminate subadvisory agreements, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.1

AST is a management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), and is organized as a Massachusetts business trust. The Repositioned Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of AST are located at 100 Mulberry Street, Newark, NJ 07102. AST Investment Services, Inc. (“ASTIS”) and Prudential Investments LLC (“PI” and, together with ASTIS, the “Co-Managers”) serve as the investment managers of AST.

This information statement relates to the approval by the Board of: (i) a new subadvisory agreement (the “Subadvisory Agreement”); and (ii) the termination of another subadvisory agreement, as described below:

At a meeting of the Board held on December 6, 2011, the Board unanimously approved: (i) a new subadvisory agreement between the Co-Managers and both Schroder Investment Management North America Inc. (“SIMNA Inc.”) and Schroder Investment Management North America Ltd. (“SIMNA Ltd.” and, together with SIMNA Inc., “Schroders”) with respect to the Repositioned Portfolio; and (ii) the termination of the subadvisory agreement between the Co-Managers and CLS Investments LLC (“CLS”), with respect to the Repositioned Portfolio.

The Trust is providing this information statement to contract owners who had contract values invested in the Repositioned Portfolio as of the close of business on April 30, 2012. The Repositioned Portfolio will pay for the costs associated with preparing and distributing this information statement to the Repositioned Portfolio’s shareholders. This information statement will be mailed on or about July 25, 2012.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

2 Notice of Application (Release No. IC – 22139)(Aug. 13, 1996) and Order (Release No. IC – 22215)(Sept. 11, 1996).

Board Consideration of a Management Agreement Amendment and New Subadvisory Agreements

The Board of AST consists of ten (10) individuals, seven (7) of whom are Independent Trustees. The AST Schroders Global Tactical Portfolio (the “Repositioned Portfolio”), formerly known as the AST CLS Growth Asset Allocation Portfolio (the “CLS Portfolio” and, when referred to jointly with the Repositioned Portfolio, the “Portfolio”), is a series of the Trust. The Board is responsible for the oversight of the Portfolio and its operations, and performs the various duties imposed on the trustees of investment companies by the Investment Company Act of 1940, as amended (the “1940 Act”). The Independent Trustees have retained K&L Gates LLP, as independent legal counsel, to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board has established four standing committees in connection with the governance of the Trust: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.

The Board held meetings that took place on December 6-8, 2011 (the “Board Meetings”) to consider the proposal by the Co-Managers to change the Portfolio’s investment management fee rate, subadvisory arrangements, investment strategy, investment objective, investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the “Portfolio Repositioning”). All of the Independent Trustees attended the Board Meeting. In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate. The materials included, among other things, a comparative analysis of investment management fee rate for the CLS Portfolio, and the proposed investment management fee rate for the Repositioned Portfolio after the Portfolio Repositioning, and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the CLS Portfolio and the Repositioned Portfolio (i.e., variable product (“VP”) funds in Lipper Inc.'s mixed-asset target allocation growth category).

At the meeting, the Board, including all of the Independent Trustees, approved all aspects of the Portfolio Repositioning. In particular, the Board also approved the termination of the existing subadvisory agreement (the “Past Subadvisory Agreement”) relating to the Portfolio between the Co-Managers and CLS Investments, LLC (“CLS”), the execution of new subadvisory agreements (the “New Subadvisory Agreements”) relating to the Portfolio between the Co-Managers and Schroders Investment Management North America Inc. (“SIMNA Inc.”), and between SIMNA, Inc. and Schroders Investment Management North America Ltd. (“SIMNA Ltd.” and together with SIMNA Inc., “Schroders”), and changes to the Portfolio's investment objective, non-fundamental investment policies, and blended performance benchmark as outlined above. At the meeting, the Board received oral presentations from representatives of the Co-Managers and Schroders, and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed increased investment management fee rate.

The material factors and conclusions that formed the basis for the Trustees' determination to approve the amendment to the Management Agreement and the New Subadvisory Agreements are discussed separately below.

Reasons for an Increased Investment Management Fee Rate

The Co-Managers proposed and the Board agreed to increase the investment management fee rate for the Portfolio in order to effect the Portfolio Repositioning. As noted above, the CLS Portfolio operated as a fund-of-funds by investing approximately 90% of its assets in other Trust portfolios (the “Underlying Trust Portfolios”) and may invest up to 10% of its assets in exchange-traded funds (the “Underlying ETFs”). CLS was generally responsible for determining the CLS Portfolio’s target asset allocation among the various asset classes (i.e., equities and domestic fixed-income/cash) and selecting weighted combinations of Underlying ETFs for 10% of the CLS Portfolio’s assets to gain exposure to certain “off-benchmark” investment categories. The Co-Managers were responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for CLS’ asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the CLS Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and Underlying ETFs.

The Repositioned Portfolio, on the other hand, will not invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs like the CLS Portfolio. Instead, the Repositioned Portfolio will be a global asset allocation fund that pursues domestic and foreign equity and fixed-income strategies, foreign currency hedging, and a sophisticated global tactical asset allocation strategy. As a result, Schroders will be responsible for asset allocation, security selection, foreign currency hedging, maintenance of the global tactical asset allocation strategy, and overall day-to-day investment management of the Repositioned Portfolio. Schroders will be required to research and analyze global political, macro-economic, and currency issues, the characteristics of the different global capital markets, and differences in legislation in different foreign jurisdictions in order to manage the Portfolio. The Co-Managers believe the proposed subadvisory fee rate reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by Schroders as compared to CLS. In turn, the Repositioned Portfolio’s use of Schroders’ investment strategies, foreign currency hedging, and the global tactical asset allocation strategy when compared to the current fund-of-fund structure will result in an increase in the amount of time, oversight, and attention that will be required by the Co-Managers’ investment management, fund administration, legal, and compliance professionals. For example, the Repositioned Portfolio’s use of Schroders’ international equity strategies will require the establishment and maintenance of foreign custody accounts around the world. In addition, Schroders’ use of foreign currency hedging and the global tactical asset allocation strategy will involve the use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various ISDA-related documents and tri-party custody agreements. In short, the Co-Managers believe that the proposed increased contractual investment management fee will permit the Co-Managers to: (i) retain Schroders to handle asset allocation, security selection, foreign currency hedging, maintenance of the global tactical asset allocation strategy, and overall day-to-day investment management of the Portfolio; and (ii) recover some of the increased costs to be incurred by the Co-Managers in connection with the proposed changes to the Portfolio.

Even though the Repositioned Portfolio’s contractual investment management fee rate of 0.95% is 0.65% higher than the CLS Portfolio’s contractual investment management fee rate of 0.30%, the Co-Managers noted to the Board that the Repositioned Portfolio’s contractual investment management fee rate of 0.95% was:

·     only 0.06% higher than the gross effective investment management fee rate of 0.89% that was paid to the Co-Managers for the CLS Portfolio for the twelve-month period ended October 31, 2011 after application of the above-described voluntary investment management fee waiver for the CLS Portfolio;

·     actually 0.03% lower than the gross effective investment management fee rate of 0.98% that would have been paid to the Co-Managers for the CLS Portfolio for the twelve-month period ended October 31, 2011 absent application of the above-described voluntary investment management fee waiver for the CLS Portfolio;

·     comparable with those of the Trust’s other asset allocation portfolios that are not principally structured as funds-of-funds; and

·     comparable with contractual fee increases that were previously approved by the Board in connection with the repositioning of certain Trust portfolios from a fund-of-funds structure to a non fund-of-funds structure.

In addition, even though Schroders contractual subadvisory fee rate for the Repositioned Portfolio is higher than CLS’ contractual subadvisory fee rate for the CLS Portfolio, the Co-Managers noted to the Board that the gross effective subadvisory fee rate of 0.35% paid by the Co-Managers in connection with the CLS Portfolio for the twelve-month period ended October 31, 2011 was actually 0.01% higher than the subadvisory fee rate that would have been paid to Schroders in connection with the Repositioned Portfolio during that period.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to CLS Portfolio by the Co-Managers and CLS under the current Management Agreement and the Past Subadvisory Agreement and the nature and extent of services to be provided to the Repositioned Portfolio by the Co-Managers and Schroders under the amended Management Agreement and the New Subadvisory Agreements. The Board considered the Co-Managers' representation that the nature and extent of services to be provided by the Co-Managers and Schroders under the amended Management Agreement and the New Subadvisory Agreements would likely be greater than those provided by the Co-Managers and CLS under the current Management Agreement and the Past Subadvisory Agreement due to the increased oversight, time, and expense which will be required to properly manage the Portfolio after it is transitioned from a fund-of funds structure to a multi-asset class global fund that uses currency hedging and a sophisticated global tactical asset allocation strategy. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Co-Managers and Schroders under the amended Management Agreement and the New Subadvisory Agreements.

Historical Investment Performance of the CLS Portfolio

Although the Board considered the historical performance of the CLS Portfolio as part of the overall Portfolio Repositioning, it did not consider such performance as a specific factor in approving the revised fee schedule for the amended Management Agreement. The Board noted, however, that it had specifically considered the CLS Portfolio's historical investment performance when the Board approved the renewal of the current Management Agreement at Board meetings held on June 11-13, 2012.

The Board also considered that it was approving Schroders as subadvisers for the Portfolio and that Schroders would be implementing a new investment strategy for the Portfolio. Neither the Co-Managers nor Schroders manage any single pooled investment vehicle that uses all of the investment strategies that are expected to be used in connection with the Repositioned Portfolio as described above. As a result, there was no directly comparable investment performance for the Repositioned Portfolio included with the materials for the Board Meeting. Schroders, however, manage one or more separate pooled investment vehicles based on each of the International Equity Alpha Investment Strategy, the International Multi-Cap Value Investment Strategy, and the Core Plus Investment Strategy. The Co-Managers provided the Board with historical investment performance information for: (i) Schroder International Multi-Cap Value Fund, the management of which is based on the International Multi-Cap Value Investment Strategy; (ii) Schroder Total Return Fixed Income Fund, the management of which is based on the Core Plus Investment Strategy; (iii) the International Equity Alpha composite maintained by Schroders; and (iv) the relevant benchmark indices for these funds and the composite. A “composite” is a standardized aggregation of one or more funds or accounts into a single group that represents a particular investment objective or strategy. The Board noted that the relevant funds and the composite generally outperformed their respective benchmark indexes for the relevant time periods. The Co-Managers also provided certain hypothetical performance information for the overall Repositioned Portfolio to the Board.

Fee Rates

The Board compared the CLS Portfolio’s actual investment management fee and net total expense ratio for the twelve-month period ended October 31, 2011 and the proposed investment management fee and projected net total expense ratio for the Repositioned Portfolio assuming the Portfolio Repositioning had gone into effect during the same period with those of comparable mutual funds as selected by Lipper Inc. (“Lipper”), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees. Lipper classified both the CLS Portfolio and the Repositioned Portfolio as VP mixed-asset target allocation growth funds. The actual management fee represents the fee rate actually paid by each fund classified by Lipper as a VP mixed-asset target allocation growth fund, including the CLS Portfolio and the Repositioned Portfolio, and includes any fee waivers or reimbursements. The net total expense ratio for each fund classified by Lipper as a VP mixed-asset target allocation growth fund, including the CLS Portfolio and the Repositioned Portfolio, represents the actual expense ratio incurred by fund shareholders, but does not include the charges associated with the relevant variable insurance contracts.

These comparisons placed the CLS Portfolio and the Repositioned Portfolio in various quartiles, with the first quartile being the best 25% of the relevant mutual funds (in the case of expenses, the lowest cost mutual funds) and the fourth quartile being the most expensive of the relevant mutual funds. The materials provided to the Board in advance of the Board Meeting indicated that the contractual investment management fee rates for the CLS Portfolio and the Repositioned Portfolio fall within the first quartile and the fourth quartile, respectively, of Lipper's VP mixed-asset target allocation growth funds universe. Because the CLS Portfolio currently operates as a fund-of-funds, the CLS Portfolio also indirectly pays investment management fees to the Co-Managers in connection with its investments in the relevant Underlying Trust Portfolios. As described above, the estimated gross effective investment management fee rate actually paid to the Co-Managers with respect to the CLS Portfolio inclusive of the above-described voluntary fee waiver would have been 0.89% (0.21% + 0.68%) based on the CLS Portfolio’s net assets and holdings during the twelve-month period ended October 31, 2011. Such gross effective investment management fee rate for the CLS Portfolio would also fall in the fourth quartile of its Lipper universe.

The Co-Managers also noted to the Board that the Repositioned Portfolio will be a global asset allocation fund that pursues sophisticated investment strategies, foreign currency hedging, and a global tactical asset allocation strategy. Many of the funds in Lipper's VP mixed-asset target allocation growth funds universe (including the CLS Portfolio), on the other hand, generally do not use such strategies. The Board found it reasonable to believe that the broad geographical reach of the Repositioned Portfolio and its use of such sophisticated investment strategies, foreign currency hedging, and the global tactical asset allocation strategy will require larger amounts of time and resources for oversight and administration than many of the funds in Lipper's VP mixed-asset target allocation growth funds universe (including the CLS Portfolio). In short, the Board found it reasonable to conclude that the investment management and subadvisory arrangements for the Repositioned Portfolio should be evaluated in light of these differences.

Co-Managers' Profitability

The Board did not consider the profitability of the Co-Managers under the amended Management Agreement, because it was not possible to determine or calculate any additional or different profitability to be enjoyed by the Co-Managers until the increased management fee was in effect. The Board noted that it had considered the profitability of the Co-Managers under the current Management Agreement as part of its annual consideration of the renewal of the current Management Agreement for the CLS Portfolio in June 2011, and that it had determined such profitability to be reasonable at that time. Because the engagement of Schroders is new, there is no historical profitability information for Schroders. The Board also noted that it will consider profitability as part of any future annual review of advisory agreements.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee for Schroders would include breakpoints in the fee rate paid by the Co-Managers to Schroders, and that the subadvisory breakpoints would reduce that fee rate if the Repositioned Portfolio increased in size. The Board did note, however, that the Co-Managers have entered into a contractual waiver so that the Repositioned Portfolio’s investment management fee equals 0.95% of its first $4 billion of average daily net assets and 0.93% of its average daily net assets in excess of $4 billion through June 30, 2013. The Board noted that it will consider economies of scale as part of any future annual review of advisory agreements.

Other Benefits to the Co-Managers or the New Subadvisers

The Board did not consider ancillary or potential "fall out" benefits accruing to the Co-Managers as a result of its service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the current Management Agreement for the CLS Portfolio in June 2011, and that it had determined such benefits to be reasonable at that time. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Schroders in connection with the Repositioned Portfolio. The Board concluded that any potential benefits to be derived by Schroders included potential access to larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board also noted that it will consider ancillary benefits as part of any future annual review of advisory agreements.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Co-Managers and Schroders at the Board Meeting, the Board concluded that approving the amended Management Agreement and the New Subadvisory Agreements was in the best interests of the Portfolio and its shareholders.

Terms of the Subadvisory Agreement

Under the Subadvisory Agreement, Schroders is compensated by the Co-Managers (and not the Portfolio) for the portion of assets it manages as follows:

Subadviser	Contractual Subadvisory Fee Rates
SIMNA Inc. and SIMNA Ltd.

0.40% of average daily net assets to $500 million;
0.325% of average daily net assets from $500 million to $1 billion;
0.30% of average daily net assets from $1 billion to $2 billion;

0.28% of average daily net assets from $2 billion to $3 billion;
0.26% of average daily net assets from $3 billion to $5 billion; and
0.25% of average daily net assets over $5 billion.

The New Subadvisory Agreement provides that, subject to the supervision of the Co-Managers and the Board, Schroders is responsible for managing the investment operations of the Portfolio’s assets and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, Schroders will provide the Co-Managers with all books required to be maintained by an investment subadviser and will render to the Trustees such periodic and special reports as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's management agreement with The Co-Managers, and (iii) the New Subadvisory Agreement may be terminated at any time by Schroders or the Co-Managers on not more than 60 days' nor less than 30 days' written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the New Subadvisers will not be liable for any act or omission in connection with their activities as subadvisers to the Portfolio.

MANAGEMENT OF THE TRUST

The Co-Managers

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484, serve as AST's managers under a management agreement, dated as of May 1, 2003, and renewed thereafter as required by the 1940 Act. PI and ASTIS are both wholly owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 0712-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company. ASTIS is organized as a Connecticut corporation. As of April 30, 2012, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $175.9 billion.

The Manager serves under a management agreement (the Management Agreement) dated as of May 1, 2003, and renewed thereafter as required by the 1940 Act. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on June 15, 2012.

Terms of the AST Management Agreement

Pursuant to the AST Management Agreement, the Co-Managers are subject to the supervision of the Trustees of AST and, in conformity with the stated policies of AST, the Co-Managers manage both the investment operations of AST and the composition of AST's investment portfolio, including the purchase, retention and disposition of portfolio securities. The Co-Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of AST. The Co-Managers will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Co-Managers review the performance of all subadvisers engaged for AST, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, The Co-Managers are obligated to keep certain books and records of each AST Portfolio. The Co-Managers also administer AST's business affairs and, in connection therewith, furnish AST with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Bank of New York Mellon Corporation (“BNY Mellon”), AST's custodian, and Prudential Mutual Fund Services LLC (“PMFS”), AST's transfer and dividend disbursing agent, and BNY Mellon Asset Servicing, AST’s sub-transfer agent. The management services of the Co-Managers for AST are not exclusive under the terms of the AST Management Agreement, and the Co-Managers are free to, and do, render management services to others.

The Co-Managers have authorized any of their officers and employees who have been elected as Trustees or officers of the Trusts to serve in the capacities in which they have been elected. All services furnished by the Co-Managers under the AST Management Agreement may be furnished by any such officers or employees of the Co-Managers.

In connection with its management of the business affairs of AST, the Co-Managers bear the following expenses:

• the salaries and expenses of all of its and AST's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or AST's subadvisers;
• all expenses incurred by the Co-Managers or by AST in connection with managing the ordinary course of AST's business, other than those assumed by AST, as described below; and
• the fees payable to each subadviser for the Portfolio pursuant to the subadvisory agreement among the Co-Managers and relevant subadviser.

For their services, the Portfolio compensates the Co-Managers as follows:

Portfolio	Current Investment Management Fee Rate (as a percentage of average daily net assets)	Aggregate Investment Management Fees for Fiscal Year Ended 12/11
AST Schroders Global Tactical Portfolio	.95% of the Portfolio's average daily net assets	$ 5,386,221

Under the terms of the AST Management Agreement, AST is responsible for the payment of the following expenses:

• the fees payable to the Co-Managers;
• the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or the Portfolio’s subadvisers;
• the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Co-Managers in connection with its obligations of maintaining required records of AST and of pricing AST's shares;
• the charges and expenses of AST's legal counsel and independent accountants;
• brokerage commissions and any issue or transfer taxes chargeable to AST in connection with its securities transactions;
• all taxes and corporate fees payable by AST to governmental agencies;
• the fees of any trade associations of which AST may be a member;
• the cost of share certificates representing shares of AST;
• the cost of fidelity and liability insurance;
• the fees and expenses involved in registering and maintaining registration of AST and of its shares with the SEC and qualifying AST shares under state securities laws, including the preparation and printing of AST's registration statements and prospectuses for such purposes;
• allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the contract owners; and
• litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of AST's business.

The AST Management Agreement provides that the Co-Managers will not be liable for any error of judgment or for any loss suffered by AST in connection with the matters to which the AST Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The AST Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The AST Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of AST, by vote of a majority of an AST Portfolio’s outstanding voting securities (as defined in the 1940 Act) or by the Co-Managers, upon not more than 60 days' nor less than 30 days' written notice to AST.

Directors and Officers of PI and ASTIS

The principal occupations of PI’s directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Kurt J. Byerly	Chief Financial Officer, Controller, Executive Vice President and Treasurer

Chief Financial Officer, Controller, Executive Vice President and Treasurer (since March 2008) of Prudential Investments LLC; Treasurer and Vice President (since December 2011) of Prudential Investments Wealth Management Solutions of Canada Ltd.; Assistant Treasurer and Vice President (since January 2010) of Prudential Investment Management Services LLC; Chief Financial Officer, Controller, and Treasurer (since March 2008) of Prudential Mutual Fund Services LLC; Controller and Executive Vice President (since March 2008) of PIFM Holdco, LLC. Formerly, Director — Finance for Prudential Investments (2006-2008).

Christopher S. Cooper	Executive Vice President

Executive Vice President (since September 2008) of Prudential Investments LLC; President and Chief Executive Officer of Prudential International Investments Cayman (since December 2009); Chief Executive Officer of Prudential Mexico, LLC (since December 2008); Chairman, President and Chief Executive Officer (since October 2008) of Prudential International Investments, LLC; President and Chief Executive Officer (since October 2008) of Prudential International Investments, Corporation; Chairman (since October 2008) of Prudential International Investments Advisers, LLC; Vice President of Prudential Investment Management, Inc. (since September 2008); President of PGLH of Delaware, Inc. (since October 2007); Managing Director of Prudential International Investments Seoul (2007-2008); President and Chief Executive Officer of Prudential Investment & Securities Co., Ltd (2004-2007).

Theodore J. Lockwood	Executive Vice President

Executive Vice President (since August 2006) of Prudential Investments LLC; Vice President of Quantitative Management Associates (Since July 2004). Vice President of Prudential Investment Management, Inc. (since July 2004); Vice President of Prudential Trust Company (since May 2003).

Kevin B. Osborn	Executive Vice President

Executive Vice President (since October 2002) of Prudential Investments, LLC; Executive Vice President (since December 2011) of Prudential Wealth Management Solutions of Canada Ltd; Executive Vice President and Manager of PIFM Holdco, LLC (since April 2006); Vice President (since June 1999) of Prudential Investment Management Services LLC

Stuart S. Parker	President

President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

Raymond A. O’Hara	Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Valerie M. Simpson	Chief Compliance Officer and Vice President

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; Vice President (since April 2006) of Prudential Investments LLC; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Set forth below are the names, titles and principal occupations of the officers and directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with ASTIS	Principal Occupations
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director

President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).

Leslie Laurita	Controller

Controller (since November 2011) of AST Investment Services, Inc., Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey , Pruco Reinsurance Ltd., Prudential Annuities Holding Company, Inc., Prudential Annuities Information Services & Technology Corporation, Prudential Annuities Life Assurance Corporation and Prudential Annuities, Inc.; Vice President (since November 2011) of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation .

Robert O’Donnell	Executive Vice President and Director

Executive Vice President and Director (since April 2012 of AST Investment Services, Inc.; President (since April 2012) of Prudential Annuities; Senior Vice President, Head of Product, Investment Management & Marketing (October 2008 – April 2012) for Prudential Annuities; Senior Vice President, Head of Product (July 2004 – October 2008) for Prudential Annuities.

Mark E. Sieb	Treasurer and Vice President

Assistant Treasurer (since March 2012) of Prudential Retirement Insurance and Annuity Company; Treasurer (since November 2011) of AST Investment Services, Inc., Prudential Annuities Holding Company, Inc., Prudential Annuities Information Services & Technology Corporation, Prudential Annuities, Inc., Prudential Structured Settlement Company and The Prudential Assigned Settlement Services Corp.; Assistant Treasurer and Vice President Finance (since November 2011) of Pruco Reinsurance Ltd.; Vice President (since March 2007) of AST Investment Services, Inc.; Executive Vice President (since March 2007) of Prudential Annuities Information Services & Technology Corporation.

*Excludes the following officers of ASTIS: Scott E. Benjamin (Director and Executive Vice President), Raymond A. O’Hara (Corporate Counsel, Vice President and Secretary) and Valerie M. Simpson (Chief Compliance Officer) who are also listed as officers of PI.

Custodian

BNY Mellon, One Wall Street, New York, New York 10286, serves as Custodian for the Portfolio’s securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with AST. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

PMFS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

PMFS serves as a sub-transfer agent to AST. PMFS has contracted with BNY Mellon, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNY Mellon for such services.

Distribution

AST has no principal underwriter or distributor. AST sells its sells directly to insurance company separate accounts that support variable annuity and variable life insurance contracts.

Brokerage

The Portfolio paid the following commissions to affiliated broker dealers for the fiscal year ended December 31, 2011:

Portfolio	Amount Paid
AST Schroders Global Tactical Portfolio (formerly known as the AST CLS Growth Asset Allocation Portfolio)	$0

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual and semi-annual reports are sent to shareholders. Only one report may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit C to this Information Statement.

Deborah A. Docs

Secretary

Dated: July 25, 2012

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Exhibit A

ADVANCED SERIES TRUST

AST Schroders Global Tactical Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 28th day of April, 2012 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly, American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and Schroder Investment Management North America Inc., a Delaware corporation (SIMNA or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the AST Schroders Global Tactical Portfolio (the Portfolio), to allocate and re-allocate the assets of the Portfolio between itself and an affiliated adviser, Schroder Investment Management North America Limited (SIMNA LIMITED), a UK corporation, which acts as a subadviser to the Portfolio pursuant to a separate agreement between the Subadviser and SIMNA Limited (the SIMNA Limited Agreement), and to manage the portion of the Portfolio retained by the Subadviser for management, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Sub adviser shall manage the Portfolio, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) SIMNA may allocate some, all, or none of the assets of the Portfolio to itself or SIMNA LIMITED, for management by itself pursuant to this Agreement or for management by SIMNA LIMITED pursuant to the SIMNA LIMITED Agreement. SIMNA acknowledges that SIMNA (and not the Co-Managers) shall be responsible for allocating Portfolio assets between SIMNA and SIMNA LIMITED, and for ensuring that all of the Portfolio's assets are being managed either by SIMNA or SIMNA LIMITED. The portion of the Portfolio's assets managed by the Subadviser shall be referred to as the Subadviser Assets, and the portion of the Portfolio’s assets managed by SIMNA LIMITED shall be referred to as the SIMNA LIMITED Assets. The Subadviser shall provide supervision of the Subadviser Assets, and shall determine what investments and securities will be purchased, retained, sold, or loaned by the Portfolio, and what portion of the Sub adviser Assets will be invested or held uninvested as cash. SIMNA shall also provide supervision of SIMNA LIMITED in accordance with the SIMNA LIMITED Agreement.

(ii) In the performance of its duties and obligations under this Agreement, the Sub adviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, assist the Co-Managers in preparing such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold for the Subadviser Assets and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker, dealer, or futures commission merchant affiliated with the Sub adviser, SIMNA LIMITED, or the Co-Managers) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to

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time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party.

Subject to applicable law, rules, and regulations, the Subadviser shall have discretion to effect investment transactions for the Trust through broker-dealers qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities the Subadviser with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Sub adviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b )(5), (6), (7), (9), (l0) and (II) and paragraph (f) of Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the position of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17 e-I under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other sub adviser to the Trust with respect to transactions in securities and investments for portfolio or any other transactions of Trust assets; provided, however, that Subadviser is authorized hereby and may engage its affiliate SIMNA LIMITED to perform investment advisory services with respect to the SIMNA LIMITED Assets and this prohibition shall not apply to consultations between SIMNA and SIMNA LIMITED.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected, after review and satisfaction by Sub adviser that such service will not raise conflicts of interest. Services to be furnished by the Sub adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31 a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Sub adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under

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the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1 (a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Co-Managers upon reasonable request copies of all records:

(i) required to maintained by the Subadviser under applicable laws, rules, and regulations in connection with its performance of this Agreement and

(ii) prepared in connection with the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio securities and whether those market quotations are reliable for purposes of valuing the Trust's portfolio securities and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portfolio, cash requirements and cash available for investment in such portion of the portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided to the Portfolio by SIMNA pursuant to this Agreement and by SIMNA LIMITED pursuant to the SIMNA LIMITED Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Portfolio's average daily net assets as described in the attached Schedule A, payable monthly in arrears. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser or SIMNA LIMITED, shall not cause a reduction in the amount of the payment to the Subadviser or SIMNA LIMITED by the Co-Managers. The Subadviser agrees and acknowledges that if the Co-Managers pay the entire amount of the subadvisory fee contemplated under Schedule A to this Agreement to SIMNA, then: (i) SIMNA (and not the Co-Managers) shall be responsible for paying any and all compensation to SIMNA LIMITED for SIMNA LIMITED's management of the SIMNA LIMITED Assets and (ii) the Co-Managers shall have no liability whatsoever to Subadviser or SIMNA LIMITED or any other entity affiliated with Subadviser or SIMNA LIMITED for any fees or expenses arising out of or relating to SIMNA LIMITED's management of the SIMNA LIMITED Assets.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of:

(i) the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws, and

(ii) SIMNA LIMITED's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the SIMNA

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LIMITED Agreement or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, upon 60 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 875 Third Avenue, New York, New York 10022 Attention: Legal Department.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC
By: /s/ Timothy Cronin

Name: Timothy Cronin
Title: Vice President

AST INVESTMENT SERVICES, INC.
By: /s/ Timothy Cronin

Name: Timothy Cronin
Title: President

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SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA. INC.
By: /s/ Catherine A. Mazza
Name: Catherine A. Mazza
Title: Authorized Signatory

By: /s/ William M. Sims
Name: William M. Sims
Title: Head of Intermediary Distribution

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SCHEDULE A
ADVANCED SERIES TRUST

As compensation for services provided by Schroder Investment Management North America Inc., Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Schroder Investment Management North America Inc., monthly in arrears, an advisory fee on the net assets managed by Schroder Investment Management North America Inc. that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
AST Schroders Global Tactical Portfolio

0.40% of average daily net assets to $500 million;
0.325% of average daily net assets from $500 million to $1 billion;
0.30% of average daily net assets from $1 billion to $2 billion;
0.28% of average daily net assets from $2 billion to $3 billion;
0.26% of average daily net assets from $3 billion to $5 billion; and
0.25% of average daily net assets over $5 billion

Dated as of April 28, 2012.

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Exhibit B

ADVANCED SERIES TRUST

AST Schroders Global Tactical Portfolio
SUB-SUBADVISORY AGREEMENT

Agreement made as of this 28th day of April, 2012 between Schroder Investment Management North America Inc. (SIMNA), a Delaware corporation, and Schroder Investment North America Limited America Limited (SIMNA LIMITED), a UK corporation.

WHEREAS, Prudential Investments LLC (PI) and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST, and together with PI, the Co-Managers) have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, as amended, with Advanced Series Trust (formerly American Skandia Trust) (the Trust), a Massachusetts business trust and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, retained SIMNA to provide investment advisory services to the AST Schroders Global Tactical Portfolio (the Portfolio), a series of the Trust, and SIMNA serves as Subadviser to the Portfolio pursuant to a Subadvisory Agreement (the Subadvisory Agreement), dated as of the date hereof; and
WHEREAS, SIMNA and SIMNA LIMITED are both investment advisers registered under the Investment Advisers Act of 1940, as amended; and

WHEREAS, SIMNA desires to engage SIMNA LIMITED to manage all or a portion of the Portfolio, and SIMNA LIMITED desires to accept such engagement.

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers, the Board of Trustees of the Trust and SIMNA, SIMNA LIMITED shall manage such portion of the Portfolio as delegated to SIMNA LIMITED by SIMNA (and not the Co-Managers), including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as cUl1'ently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) SIMNA LIMITED shall provide investment management services for such portion of the Portfolio's investment as SIMNA shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned with respect to such portion of the Portfolio, and what portion of such portion of the Portfolio will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, SIMNA LIMITED shall act in conformity with the copies of the Second Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus of the Trust provided to SIMNA by the Co-Managers (the Trust Documents) and with the instructions and directions of SIMNA, the Co-Managers and of the Board of Trustees of the Trust, cooperate with the compliance personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, Section 817 of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder, and all other applicable federal and state laws and regulations. In connection therewith, SIMNA LIMITED shall, among other things, assist the Co-Managers and SIMNA, as applicable, in connection with the preparation and filing of such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers (directly or through SIMNA) shall provide SIMNA LIMITED with copies of any updated Trust Documents received from the Co-Managers.

(iii) SIMNA LIMITED shall determine the securities and futures contracts to be purchased or sold for the portion of the Portfolio assigned to SIMNA LIMITED, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or SIMNA LIMITED) to carry out the policy with

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respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that SIMNA LIMITED will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, SIMNA LIMITED may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which SIMNA LIMITED's other clients may be a party. Subject to applicable law, rules, and regulations, each of SIMNA and SIMNA LIMITED shall have discretion to effect investment transactions for the Trust through broker-dealers qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of SIMNA and SIMNA LIMITED to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when SIMNA LIMITED deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of SIMNA LIMITED, SIMNA LIMITED, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by SIMNA LIMITED in the manner SIMNA LIMITED considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) SIMNA LIMITED shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9),(10) and (11) and paragraph (f) of Rule 31 a-I under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. SIMNA LIMITED shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) SIMNA LIMITED or an affiliate shall provide the Trust’s Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers or SIMNA with such information upon request.

(vi) The investment management services provided by SIMNA LIMITED hereunder are not to be deemed exclusive, and SIMNA LIMITED shall be free to render similar services to others. Conversely, the parties understand and agree that if the Co-Managers manage the Trist in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of SIMNA LIMITED through quantitative and qualitative analysis and consultations with SIMNA LIMITED, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. SIMNA LIMITED recognizes that its services may be terminated or modified pursuant to this process.

(vii) SIMNA LIMITED acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and SIMNA LIMITED hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the portion of the Portfolio assigned to SIMNA LIMITED or any other transactions of Trust assets (except that SIMNA and SIMNA LIMITED may consult with one another).

(b) SIMNA LIMITED shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected, after review and satisfaction by SIMNA LIMITED that such service will not raise conflicts of interest. Services to be furnished by SIMNA LIMITED under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) SIMNA LIMITED shall keep the Trust’s books and records required to be maintained by SIMNA LIMITED pursuant to paragraph 1 (a) hereof and shall timely furnish to the Co-Managers all information relating to SIMNA LIMITED's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31 a-I under the 1940 Act or any successor regulation. SIMNA LIMITED agrees that all records which it maintains for the Trust are the property of the Trust, and SIMNA LIMITED will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that SIMNA LIMITED may retain a copy of such records. SIMNA LIMITED further agrees to preserve for the periods prescribed by Rule 31 a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1 (a) hereof.

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(d) In connection with its duties under this Agreement, SIMNA LIMITED agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) SIMNA LIMITED shall furnish to the Co-Managers upon reasonable request copies of all records: (i) required to maintained by SIMNA LIMITED under applicable laws, rules, and regulations in connection with its performance of this Agreement and (ii) prepared in connection with the maintenance of compliance procedures pursuant to paragraph 1 (d) hereof.

(f) SIMNA LIMITED shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the portion of the Portfolio assigned to SIMNA LIMITED, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g) Upon reasonable request from the Co-Managers, SIMNA LIMITED (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the portion of the Portfolio assigned to SIMNA LIMITED, as may be required from time to time, including making available information of which SIMNA LIMITED has knowledge related to the securities being valued.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review SIMNA's performance under the Subadvisory Agreement and SIMNA LIMITED's performance of its duties under this Agreement. The Co-Managers (directly or indirectly through SIMNA) shall provide (or cause the Trust's custodian to provide) timely information to SIMNA LIMITED regarding such matters as the composition of assets in the portion of the Portfolio managed by SIMNA LIMITED, cash requirements and cash available for investment in such portion of the Portfolio, and all other information as may be reasonably necessary for SIMNA LIMITED to perform its duties hereunder.

SIMNA and SIMNA LIMITED acknowledge and agree that SIMNA is ultimately responsible for all aspects of providing to the Trust the services required of SIMNA under the Subadvisory Agreement. Accordingly, SIMNA LIMITED shall discharge its duties and responsibilities specified in the Agreement subject at all times to the direction, control, supervision, and oversight of SIMNA. In furtherance thereof, SIMNA LIMITED shall, without limitation, (i) make its offices available to representatives of SIMNA for on-site inspection and consultations with the officers and applicable portfolio managers of SIMNA LIMITED responsible for the day-to-day management of the Portfolio, (ii) upon request, provide SIMNA with copies of all records it maintains regarding its management of the Portfolio and (iii) report to SIMNA each calendar quarter and at such other times as SIMNA may reasonable request regarding (A) SIMNA LIMITED's implementation of the Portfolio's investment program and the Portfolio's portfolio composition and performance, (B) any policies and procedures implemented by SIMNA LIMITED to ensure compliance with United States securities law and regulations applicable to SIMNA LIMITED and the Portfolio, (C) the Portfolio's compliance with the objective, policies, and limitations set forth in the Trust's Prospectus and Statement of Additional Information and any additional operating policies or procedures that the Trust communicated to SIMNA LIMITED in writing (either directly or through SIMNA) and (D) such other matters as SIMNA may reasonable request.

3. For the services provided pursuant to this Agreement, SIMNA (and not the Co-Managers) shall pay SIMNA LIMITED as full compensation therefor, a monthly fee as described in the attached Schedule A. Liability for payment of compensation by SIMNA to SIMNA LIMITED under this Agreement is contingent upon SIMNA's receipt of payment from the Co-Managers for management services described under the Subadvisory Agreement.

4. SIMNA LIMITED shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on SIMNA LIMITED's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against SIMNA LIMITED under federal or state securities laws. The Co-Managers shall indemnify SIMNA LIMITED, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or

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by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Co-Managers, SIMNA or SIMNA LIMITED at any time, without the payment of any penalty, upon 60 days' written notice to the other signatories to this Agreement. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement or the Subadvisory Agreement. SIMNA LIMITED agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of SIMNA LIMITED.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (3) to SIMNA at 875 Third Avenue, 22nd Floor, New York, New York 10022, Attention: Legal Department; or (4) to SIMNA LIMITED at 31 Gresham Street, London, UK EC2V 7QA, Attention: Legal Department.

6. Nothing in this Agreement shall limit or restrict the right of any of SIMNA LIMITED's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in pal1 to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict SIMNA LIMITED's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act; provided, however, that revisions to the Schroders Group Transfer Pricing Policy as referenced in Schedule A hereto shall not require the consent of the Co-Managers or the Trust.

8. This Agreement shall be governed by the laws of the State of New York.

9. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such courts, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

10. The Portfolio will be treated as a Professional Client under the rules of the Financial Services Authority in the United Kingdom.

11. This Agreement may be executed in two or more counterparties, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By: /s/ Catherine A. Mazza
Name: Catherine A. Mazza
Title: Authorized Signatory

By: /s/ William M. Sims
Name: William M. Sims
Title: Head of Intermediary Distribution

SCHRODER INVESTMENT NORTH AMERICA LIMITED AMERICA LIMITED

By: /s/ Mr. Jamie Dorrien-Smith
Name: Jamie Dorrien-Smith
Title: Authorized Signatory

By: /s/ Mark A. Hemenetz
Name: Mark A. Hemenetz
Title: Authorized Signatory

Accepted and agreed to as a third-party beneficiary:

PRUDENTIAL INVESTMENTS LLC

By: /s/ Timothy Cronin
Name: Timothy Cronin
Title: Vice President

Accepted and agreed to as a third-party beneficiary:

AST INVESTMENT SERVICES, INC.
By: /s/ Timothy Cronin
Name: Timothy Cronin
Title: President

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SCHEDULE A

ADVANCED SERIES TRUST

AST Schroders Global Tactical Portfolio

As compensation for services provided by Schroder Investment Management North America Limited (SIMNA LIMITED), Schroder Investment Management North America Inc. (SIMNA), and not the Co-Managers, will pay SIMNA LIMITED an advisory fee at the end of each month, in an amount determined based upon the then-current internal Schroders Group Transfer Pricing Policy (the Transfer Pricing Policy) then in effect. As of the date hereof, under the current Transfer Pricing Policy, SIMNA LIMITED will be paid a fee in an amount equal to, on an annualized basis, 0.17% of the Portfolio's average daily net assets, which will then be adjusted to reflect appropriate internal fee sharing among the entities based on the percentage of assets managed by each. Such percentage is subject to change based upon revisions or supplements to the Transfer Pricing Policy. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the termination date, as the case may be, shall be prorated according to the proportion that such partial month bears to the full month in which such effectiveness or termination occurs.

Dated as of April 28, 2012.

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EXHIBIT C

SHAREHOLDER INFORMATION

As of ________, the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of ______, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Portfolio were as follows:

AST Schroders Global Tactical Portfolio

Name & Address of Beneficial Owner	Share Class	Shares Owned (%)

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EXHIBIT D

MANAGEMENT OF THE SUBADVISERS

SIMNA Ltd. and SIMNA Inc. (Schroders)

SIMNA Inc. is located at 875 Third Avenue, New York, NY 10022 and SIMNA Ltd. is located at 31 Gresham Street, London, EC2V 7QA. Schroders plc, Schroders’ ultimate parent, through its subsidiary firms manages approximately $318.9 billion on behalf of institutional and retail investors, financial institutions and high net worth clients from around the world, invested in a broad range of asset classes across equities, fixed income, multi-asset and alternatives. SIMNA Inc. and SIMNA Ltd. are registered with the SEC as investment advisors.

The table below lists the name, address, and position for Schroders Portfolio Managers.

Name & Address	Position
Johanna Kyrklund*	Head of Multi Asset Investment
Phillip Chandler**	Fund Manager in the multi-asset team
Aymeric Forest*	Fund Manager in the multi-asset team

* The principal mailing address of each such person is 31 Gresham Street, London, EC2V 7QA.

** The principal mailing address of each such person is 875 Third Avenue, New York, NY 10022

Substantially Similar Funds or Portfolios Advised by Schroders

Neither SIMNA Inc. nor SIMNA Ltd. manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the investment objective, policies, and strategies for the Repositioned Portfolio.

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